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                                                                                                                     EXHIBIT (10)(b)


                                             THE UNITED STATES LIFE INSURANCE COMPANY
                                                  IN THE CITY OF NEW YORK("USL")
                                                Administrative Center: Houston, TX

                                                     VARIABLE UNIVERSAL LIFE
                                                INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 1.  APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Supplement to the application on the life of ________________ JOHN DOE_______________________, dated _____________________________.
------------------------------------------------------------------------------------------------------------------------------------
                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              Premium    Deduction                                             Premium     Deduction
                                            Allocation  Allocation                                            Allocation  Allocation
                                            ----------  ----------                                            ----------  ----------

[USL Declared Fixed Interest Account (148)     100%        100%   MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
AIM VARIABLE INSURANCE FUNDS, INC.                                Equity Growth Division (159)                     ___%       ___%
AIM V.I. International Equity Division (150)   ___%        ___%   High Yield Division (160)                        ___%       ___%
AIM V.I. Value Division (151)                  ___%        ___%   PUTNAM VARIABLE TRUST
AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         Putnam VT Diversified Income Division (162)      ___%       ___%
International Equities Division (152)          ___%        ___%   Putnam VT Growth and Income Division (161)       ___%       ___%
MidCap Index Division (153)                    ___%        ___%   Putnam VT Int'l Growth and Income Division (163) ___%       ___%
Money Market Division (149)                    ___%        ___%   SAFECO RESOURCE SERIES TRUST
Stock Index Division (154)                     ___%        ___%   Equity Division (164)                            ___%       ___%
DREYFUS VARIABLE INVESTMENT FUND                                  Growth Division (165)                            ___%       ___%
Quality Bond Division (156)                    ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
Small Cap Division (155)                       ___%        ___%   Strategic Stock Division (158)                   ___%       ___%
MFS VARIABLE INSURANCE TRUST                                      OTHER: ________________________________          ___%       ___%]
MFS Emerging Growth Series (157)               ___%        ___%                                                    100%       100%
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                                                  PART 3.  DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money
Market Division (149)] and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 MINIMUM, WHOLE DOLLARS ONLY) from the AGSPC Money Market Division to the following division(s):
[(151) AIM V.I. International Equity          $______                  (159) Equity Growth                                 $______
 (151) AIM V.I. Value                         $______                  (160) High Yield                                    $______
 (152) International Equities                 $______                  (162) Putnam VT Diversified Income                  $______
 (153) MidCap Index                           $______                  (161) Putnam VT Growth and Income                   $______
 (154) Stock Index                            $______                  (163) Putnam VT Int'l Growth and Income             $______
 (156) Quality Bond                           $______                  (164) Equity                                        $______
 (155) Small Cap                              $______                  (165) Growth                                        $______
 (157) MFS Emerging Growth Series             $______                  (158) Strategic Stock                               $______
                                                                       Other: ________________________________             $______ ]
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                                                  PART 4.  AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the USL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
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                                                            PAGE 1 of 2
USL 8992-97
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                                             THE UNITED STATES LIFE INSURANCE COMPANY
                                                  IN THE CITY OF NEW YORK("USL")
                                                Administrative Center: Houston, TX
------------------------------------------------------------------------------------------------------------------------------------
                                      PART 5.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
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                                                                                                                      YES      NO
1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [X]     [_]
    (If "yes," please furnish the Prospectus dates.)
            Variable Universal Life Insurance Policy Prospectus:      _______________
            Supplements (if any):                                     _______________

2.  Do you understand that under the Policy applied for:

         a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                            [X]     [_]

         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
            ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?            [X]     [_]

         c. The Policy is designed to provide life insurance coverage and to allow for the accumulation of
            values in the Separate Account?                                                                           [X]     [_]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [X]     [_]

Signed at: NEW YORK,_________________________________________________________NY__            Date:_________11/1/98_______________
           CITY                                                             STATE

  X___________JOHN DOE_______________________________________        X____________________________________________________________
   SIGNATURE OF PRIMARY PROPOSED INSURED                              SIGNATURE OF REGISTERED REPRESENTATIVE

  X__________________________________________________________        X____________________________________________________________
   SIGNATURE OF OWNER (if different from Proposed Insured)            PRINT NAME OF BROKER/DEALER

  X__________________________________________________________
   SIGNATURE OF JOINT OWNER (if applicable)


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                                                            PAGE 2 of 2
USL 8992-97
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                                             THE UNITED STATES LIFE INSURANCE COMPANY
                                                  IN THE CITY OF NEW YORK("USL")
                                                Administrative Center: Houston, TX

                                                     VARIABLE UNIVERSAL LIFE
                                                INSURANCE SUPPLEMENTAL APPLICATION
                         (This supplement must accompany the appropriate application for life insurance.)
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 1.  APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

Supplement to the application on the life of ________________ JOHN DOE_______________________, dated _____________________________.

------------------------------------------------------------------------------------------------------------------------------------
                                              PART 2.  INITIAL ALLOCATION PERCENTAGES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS: In the "Premium Allocation" column, indicate how each premium received is to be allocated. In the "Deduction
Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                              Premium    Deduction                                             Premium     Deduction
                                            Allocation  Allocation                                            Allocation  Allocation
                                            ----------  ----------                                            ----------  ----------

[USL Declared Fixed Interest Account (148)     100%        100%   MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
AIM VARIABLE INSURANCE FUNDS, INC.                                Equity Growth Division (159)                     ___%       ___%
AIM V.I. International Equity Division (150)   ___%        ___%   High Yield Division (160)                        ___%       ___%
AIM V.I. Value Division (151)                  ___%        ___%   PUTNAM VARIABLE TRUST
AMERICAN GENERAL SERIES PORTFOLIO COMPANY                         Putnam VT Diversified Income Division (162)      ___%       ___%
International Equities Division (152)          ___%        ___%   Putnam VT Growth and Income Division (161)       ___%       ___%
MidCap Index Division (153)                    ___%        ___%   Putnam VT Int'l Growth and Income Division (163) ___%       ___%
Money Market Division (149)                    ___%        ___%   SAFECO RESOURCE SERIES TRUST
Stock Index Division (154)                     ___%        ___%   Equity Division (164)                            ___%       ___%
DREYFUS VARIABLE INVESTMENT FUND                                  Growth Division (165)                            ___%       ___%
Quality Bond Division (156)                    ___%        ___%   VAN KAMPEN LIFE INVESTMENT TRUST
Small Cap Division (155)                       ___%        ___%   Strategic Stock Division (158)                   ___%       ___%
MFS VARIABLE INSURANCE TRUST                                      OTHER: ________________________________          ___%       ___%]
MFS Emerging Growth Series (157)               ___%        ___%                                                    100%       100%
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 3.  DOLLAR COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
DOLLAR COST AVERAGING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) An amount can be systematically transferred from the [Money
Market Division (149)] and transferred to one or more of the investment options below. The USL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost Averaging option.

DAY OF THE MONTH FOR TRANSFERS: __________________________ (Choose a day of the month between 1-28.)
FREQUENCY OF TRANSFERS:            [_] Monthly         [_] Quarterly      [_] Semiannually         [_] Annually
TRANSFER $__________________ ($100 MINIMUM, WHOLE DOLLARS ONLY) from the AGSPC Money Market Division to the following division(s):
[(151) AIM V.I. International Equity          $______                  (159) Equity Growth                                 $______
 (151) AIM V.I. Value                         $______                  (160) High Yield                                    $______
 (152) International Equities                 $______                  (162) Putnam VT Diversified Income                  $______
 (153) MidCap Index                           $______                  (161) Putnam VT Growth and Income                   $______
 (154) Stock Index                            $______                  (163) Putnam VT Int'l Growth and Income             $______
 (156) Quality Bond                           $______                  (164) Equity                                        $______
 (155) Small Cap                              $______                  (165) Growth                                        $______
 (157) MFS Emerging Growth Series             $______                  (158) Strategic Stock                               $______
                                                                       Other: ________________________________             $______ ]
------------------------------------------------------------------------------------------------------------------------------------
                                                  PART 4.  AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
AUTOMATIC REBALANCING: ($5,000 MINIMUM BEGINNING ACCUMULATION VALUE) Variable division assets will be automatically rebalanced based on the premium percentages designated in Part 2. If the USL Declared Fixed Interest Account has been designated for premium allocation in Part 2, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                                             [_] CHECK HERE FOR AUTOMATIC REBALANCING.

FREQUENCY:                  [_] Quarterly          [_] Semiannually            [_] Annually

NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.
------------------------------------------------------------------------------------------------------------------------------------
                                                            PAGE 1 of 2
USL 8992-97

                                             THE UNITED STATES LIFE INSURANCE COMPANY
                                                  IN THE CITY OF NEW YORK("USL")
                                                Administrative Center: Houston, TX
------------------------------------------------------------------------------------------------------------------------------------
                                      PART 5.  SUITABILITY (ALL QUESTIONS MUST BE ANSWERED.)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      YES      NO
1.  Have you, the Proposed Insured or Owner (if different), received the variable universal life insurance
    policy prospectus and the prospectuses describing the investment options?                                         [X]     [_]
    (If "yes," please furnish the Prospectus dates.)
            Variable Universal Life Insurance Policy Prospectus:      _______________
            Supplements (if any):                                     _______________

2.  Do you understand that under the Policy applied for:

         a. THE AMOUNT OR DURATION OF THE DEATH BENEFIT MAY INCREASE OR DECREASE, DEPENDING ON THE
            INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT?                                                            [X]     [_]

         b. THE POLICY VALUES MAY INCREASE OR DECREASE, DEPENDING ON THE INVESTMENT EXPERIENCE OF THE SEPARATE
            ACCOUNT, THE USL DECLARED FIXED INTEREST ACCOUNT ACCUMULATION, AND CERTAIN EXPENSE DEDUCTIONS?            [X]     [_]

         c. The Policy is designed to provide life insurance coverage and to allow for the accumulation of
            values in the Separate Account?                                                                           [X]     [_]

3.  Do you believe the Policy you selected meets your insurance and investment objectives and your anticipated
    financial needs?                                                                                                  [X]     [_]

Signed at: NEW YORK,_________________________________________________________NY__            Date:_________11/1/98_______________
           CITY                                                             STATE

  X___________JOHN DOE_______________________________________        X____________________________________________________________
   SIGNATURE OF PRIMARY PROPOSED INSURED                              SIGNATURE OF REGISTERED REPRESENTATIVE

  X__________________________________________________________        X____________________________________________________________
   SIGNATURE OF OWNER (if different from Proposed Insured)            PRINT NAME OF BROKER/DEALER

  X__________________________________________________________
   SIGNATURE OF JOINT OWNER (if applicable)


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                                                            PAGE 2 of 2
USL 8992-97
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